JPMORGAN INSURANCE TRUST

JPMorgan Insurance Trust Small Cap Core Portfolio

(All Share Classes)

Supplement dated March 6, 2012

to the Summary Prospectuses dated May 1, 2011

Effective April 1, 2012, the portfolio manager information for the Portfolio in the section titled “Management” in the Portfolio’s “Risk/Return Summary” will be deleted in its entirety and replaced by the following:

MANAGEMENT

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Portfolio Since	Primary Title
Dennis Ruhl	2004	Managing Director
Phillip Hart	2011	Executive Director

Also effective immediately, the first paragraph of the summary prospectus will be deleted and replaced with the following:

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information, online at www.jpmorganfunds.com/variableinsuranceportfolios. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com. The Portfolio’s Prospectus dated May 1, 2011 as supplemented, and Statement of Additional Information, dated May 1, 2011, are incorporated by reference into this Summary Prospectus.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-SPRO-JPMITSCCP-312